STERLING CAPITAL CORPORATION
                Report for the Year Ended December 31, 1995


OFFICERS
Walter Scheuer .........Chairman of the Board of Directors
Wayne S. Reisner ...... President
Richard Kaufman ....... Executive Vice President and Treasurer
Tracey Schadewald ..... Secretary


DIRECTORS
Jay Eliasberg                                   Nathan Kingsley
Arthur P. Floor                                 Archer Scherl
Walter Scheuer


Transfer Agent and Registrar                              Custodian
Registrar and Transfer Company                          Chemical Bank
10 Commerce Drive                                 4 New York Plaza
Cranford, New Jersey 07016                       New York, New York  10004

Auditors                                          General Counsel
Stavisky, Knittle, Isaacs                                Skadden, Arps,
& Dichek, C.P.A., P.C.                             Slate, Meagher & Flom
342 Madison Avenue                                 919 Third Avenue
New York, New York 10173                          New York, New York 10022


STERLING CAPITAL CORPORATION
635 Madison Avenue
New York, N.Y. 10022



February 22, 1996

To our Shareholders:

     We enclose a report of our Corporation's operations for the year ended December 31, 1995. The net asset value per share of the Corporation's Common Stock as at December 31, 1995 was $7.49, as compared with its net asset value at December 31, 1994 of $6.20 per share, in both instances giving effect to the Corporation's distributions to shareholders of $.028 per share paid on August 23, 1995 to shareholders of record at the close of business on July, 28, 1995, and $.65 per share paid on January 18, 1996 to shareholders of record at the close of business on December 26, 1995. As at February 21, 1996 the unaudited net asset value per share was approximately $7.72.

     The past year was an exceptional one for the financial markets with both stocks and bonds recording returns well above their historical averages. The S&P 500 Index, which appreciated by 34%, recorded its largest increase since 1958 and the third largest since World War II. Following a weak performance in 1994, bond prices recovered sharply in 1995 with yields on long-term Treasury bonds declining approximately 200 basis points as the economy began to exhibit noticeable signs of weakness.

     The economic environment is not expected to materially change in the near term with most forecasters predicting a continuation of slow GDP growth in the first half of 1996. Inflation is similarly projected to remain subdued following a modest 2.5% increase in the Consumer Price Index in 1995. Federal Reserve policy remains unchanged following three reductions in the Federal funds rate and one decrease in the discount rate. Further reductions in short-term interest rates may be required to stimulate economic growth, although this could ultimately lead to an increase in inflation. Despite this generally benign climate, we would note that investor sentiment toward bonds has reached a very bullish level and the positive factors appear to a large extent already discounted. In our opinion, a further substantial decline in bond yields from present levels would require a much weaker economic environment than that currently envisioned. As a result, we are maintaining short durations on our fixed income investments.

     In addition to the aforementioned decline in interest rates, stock performance has benefited from the strength in corporate profits, and an extremely favorable demand/supply condition for equities. With respect to earnings growth, we expect the rate of increase to diminish going forward as many of the benefits derived from corporate cost cutting measures have already been achieved. In addition, continued strength of the U.S. dollar should slow demand for exports and adversely affect the translation of foreign earnings for multinational corporations.

     The demand for equities has become a very powerful force driving equity prices higher. Net purchases of equity mutual funds increased to a record $118 billion in 1995. Moreover, corporate share repurchases and cash acquisitions, adjusted for new stock issuance, removed approximately $150 billion of equity value from the market. Given the increased interest in savings by individuals and the strong flow of capital into 401K and other employee directed retirement plans, we do not expect these trends to reverse in the near future. However, the recent pace of these activities appears unsustainable and, combined with certain speculative excesses that are now emerging with respect to stock valuations, has caused us to remain less than fully invested in equities.

     As stated above, the net asset value per share of the Corporation's stock as at December 31, 1995 and as at February 21, 1996 was $7.49 and $7.72, respectively. As at December 31, 1995 and February 21, 1996 the closing sales price for shares of the Corporation's Common Stock on the American Stock Exchange was $6.4375 and $5.875, respectively. Thus, as at December 31, 1995 and February 21, 1996 the market price for the Corporation's shares represented discounts of approximately 14% and 24%, respectively, from the Corporation's net asset values at such dates.

     Certain of the Corporation's officers and directors and their associates may from time to time add to their investments in the Corporation's Common Stock by open market purchases or in private transactions. Since January 1, 1995 certain of the Corporation's officer's and directors and their associates have purchased an aggregate of 1,000 shares of the Corporation's capital stock. Officers and directors of the Corporation currently own beneficially, directly or indirectly, an aggregate of 1,859,796 shares (74.4% of the outstanding shares) of the Corporation's capital stock, not including 101,000 shares (4.04% of the Corporation's outstanding shares) owned by certain associates of such persons with respect to which such officers and directors disclaim any beneficial interest.




                                        Very truly yours,



                                        Wayne S. Reisner
                                        President

                           Report of Independent
                       Certified Public Accountants



To the Board of Directors and Shareholders of Sterling Capital Corporation



     We have audited the statement of assets and liabilities of Sterling Capital Corporation, including the portfolio of investments in securities, as of December 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets for the two years then ended, as well as the supplementary information, included on page 17, for the five years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. Our procedures included confirmation of securities owned by correspondence with the custodian and brokers. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sterling Capital Corporation as of December 31, 1995, and the results of its operations for the year then ended, and the changes in net assets for the two years then ended, as well as the supplementary information included on page 17 for the five years then ended in conformity with generally accepted accounting principles.



                         STAVISKY, KNITTLE, ISAACS & DICHEK, C.P.A., P.C.



New York, N.Y.
February 22, 1996

STERLING CAPITAL CORPORATION
INVESTMENTS IN SECURITIES
As at December 31, 1995
                                                     Number of  Market Value
                                                       Shares      (Note A)
 Common and Preferred Stocks -  54.18%
 Financial Services and Insurance - 12.78%
    Chemical Banking Corporation .................       7,500      $440,625
    Mellon Bank Corp. ............................       8,000       430,000
    American Express Co. .........................      10,000       413,750
    PartnerRe Ltd ................................      10,000       275,000
    Long Island Bancorp ..........................      10,000       263,750
    Fleet Financial Group ........................       5,000       203,750
    Norwalk Savings Society * ....................      10,000       190,000
    Marsh & McLennan .............................       2,000       177,500
                                                                  $2,394,375

 Real Estate Investment Trusts - 11.80%
    Camden Property Trust ........................      24,000      $570,000
    Capstead Mortgage ............................      22,500       514,688
    Oasis Residential ............................      20,000       455,000
    ROC Communities ..............................      15,000       360,000
    General Growth Properties.....................      15,000       311,250
                                                                  $2,210,938

 Telecommunication and Media - 6.78%
    Airtouch Communications Corporation *.........      10,000      $281,250
    Cellular Technical Services *.................      10,000       232,500
    Tele-Communications Int'l *...................      10,000       227,500
    News Corp Ltd ADS ............................      10,000       213,750
    Tele-Communications Inc. Liberty Media "A" *         7,500       201,562
    Grupo Televisa S.A............................       5,000       112,500
                                                                  $1,269,062

     *  Non-income producing security

      The accompanying notes are an integral part of these statements


STERLING CAPITAL CORPORATION
INVESTMENTS IN SECURITIES - continued
As at December 31, 1995
                                                     Number of   Market Value
                                                      Shares       (Note A)
     Healthcare Products and Services - 4.67%
             FoxMeyer Health $4.20 Preferred ......   10,265       $382,371
      Bristol-Myers Squibb Co......................    3,000        257,625
      Mylan Laboratories ..........................   10,000        235,000
                                                                   $874,996

     Publishing -  2.91%
      K-III Communications Senior
       Exchangeable Preferred .....................   20,000       $545,000

     Construction - 2.68%
      Manville Corp. Preferred B ..................   20,000       $502,500

     Chemical Products - 2.44%
      Rhone Poulenc Overseas LTD 8.125%
         Preferred Series A .......................   10,000       $243,750
      Rhone Poulenc S.A. ADR... ...................   10,000        213,750
                                                                   $457,500
     Transportation Services - 1.98%
      Ryder System Inc. ...........................   15,000       $371,250

     Retail - 1.70%
      Carson Pirie Scott & Co. *...................   10,000       $198,750
      J C Penny Inc. ..............................    2,500        119,063
                                                                   $317,813
       ________________
          *  Non-income producing security

     The accompanying notes are an integral part  of these statements



STERLING CAPITAL CORPORATION
INVESTMENTS IN SECURITIES - continued
As at December 31, 1995

                                                    Number of   Market Value
                                                     Shares       (Note A)
     Food Production -  1.44%
      Archer-Daniels-Midland ...................     15,000       $270,000

     Technology -  1.39%
      Parkervision Inc. * ......................     33,000       $259,875

     Consumer Goods - 1.33%
      Kimberly Clark Corp. .....................      3,000       $248,250

     Automotive Products - 0.97%
      Goodyear Tire & Rubber Co. ...............      4,000       $181,500

     Industrial Products - 0.96%
      General Electric .........................      2,500       $180,000

     Miscellaneous Securities - 0.35%
      Technology General Corp. *    **..........    292,600       $58,520
      Schweitzer-Mauduit Int'l Inc. *...........        300         6,937

                                                                  $65,457

     Total common and preferred stocks  (cost $8,461,028)
                                                              $10,148,516
 ________________
*  Non-income producing security

** Investment in a company representing 5% or more of such company's outstanding voting securities (such company is defined as an "affiliated company" in Section 2(a)(2) of the Investment Company Act of 1940, as amended). This investment was purchased on February 7, 1969 at a cost of $266,000 and is valued at the average of the bid and ask prices in the over-the-counter market on December 31, 1995.

      The accompanying notes are an integral part of these statements
[/TABLE]


STERLING CAPITAL CORPORATION
INVESTMENTS IN SECURITIES - continued
As at December 31, 1995

                                               Principal       Market Value
                                                Amount           (Note A)
     Commercial Paper - 8.01%
     General Motors Acceptance Corporation
       5.85% due 1/4/1996 ..................   $500,000          $500,000
     General Electric Capital Corporation
       5.79% due 1/8/1996 ..................    500,000           500,000
     Ford Financial Services, Inc.
       5.76% due 1/12/1996 .................    500,000           500,000
     Total Commercial Paper (cost $1,500,000)..                $1,500,000

     Corporate Bonds and Notes - 10.96%
      Chemical Banking Corporation floating
          rate senior note due 3/11/1996 ....  $400,000          $403,264
      MCO Resources Inc. 7.375%
         note due 8/1/1996 (1)...............    63,250            44,275
      ADT Operations Inc. 8.25% debenture
        due 8/1/2000 ........................    50,000           158,625
      Kroger Co. floating rate note
         series B, due 12/15/2000 ...........    75,000           174,563
      Ethan Allen, Inc. 8.75% senior note
         due 3/15/2001  .....................    50,000            52,000
      Stop and Shop Companies 9.75%
       senior subordinated note due 2/1/2002 .. 150,000           164,250
      Caesar's World 8.875% senior
       subordinated note due 8/15/2002 ........ 200,000           212,500
      World Color Press 9.125% senior
        subordinated note due 3/15/2003 ....... 200,000           198,250
      ADT Operations Inc. 9.25% senior
        subordinated note due 8/1/2003 ........ 250,000           267,500
      Community Health Systems Inc. 10.25% senior
        subordinated debenture due 11/30/2003 . 100,000           108,000


(1) Valued at fair value as determined by the Board of Directors

      The accompanying notes are an integral part of these statements


STERLING CAPITAL CORPORATION
INVESTMENTS IN SECURITIES - continued
As at December 31, 1995

                                                  Principal     Market Value
                                                   Amount         (Note A)
     Kroger Co. 9.75% senior subordinated
        debenture due 2/15/2004 ..............     $250,000      $270,000
     Other....................................                        160
     Total corporate bonds and notes
           (cost $1,952,488) .................                 $2,053,387

     U.S. Government Obligations - 7.28%
     U.S. Treasury Note 6.125% due 7/31/1996 .     $250,000      $251,250
     U.S. Treasury Note 6.25% due 8/31/1996 ..      500,000       502,969
     U.S. Treasury Note 6.5% due 9/30/1996 ...      300,000       302,625
     U.S. Treasury Note 7.5% due 12/31/1996 ..      300,000       306,563

     Total U.S. Government Obligations (cost $1,349,915)       $1,363,407

     Other Investments - 1.35%
      Federal National Mortgage Association
         Step Up Note 7.0% due 5/24/01 .......     $250,000      $253,170

     Total Other Investments (cost $250,000)                     $253,170

     Total Investments (cost $13,513,431)                     $15,318,480

      The accompanying notes are an integral part of these statements


STERLING CAPITAL CORPORATION
STATEMENT OF ASSETS AND LIABILITIES
As at December 31, 1995

                                  ASSETS
   Investment in securities, at value
       (identified cost $13,513,431) (Note A)................   $15,318,480
   Cash....................................................          18,877
   Hanover Funds Government Money Market II Fund...........       4,571,567
     Investment in real estate (cost $100,000)...............        50,000
    Receivables:
       Investment securities sold............................       247,526
       Dividends and interest................................       138,801
   Deferred Pension Costs..................................          86,676
   Prepaid Insurance.......................................           7,821

     Total assets............................................   $20,439,748

                                LIABILITIES
   Distribution payable to shareholders...................       $1,625,000
     Payables:
       Accrued expenses and other liabilities...............         85,179

   Total liabilities......................................       $1,710,179

                                NET ASSETS

   Common Stock, authorized 10,000,000 shares,
       outstanding 2,500,000 shares, $1 par value each .....     $2,500,000
    Paid in capital........................................      17,722,718
    Excess of distributions over accumulated net investment loss (6,563,534)
    Excess of net realized gain on investments over distributions 3,315,336
    Unrealized appreciation of investments................        1,755,049

     Net assets............................................     $18,729,569

     Net assets per outstanding share......................           $7.49

      The accompanying notes are an integral part of these statements

STERLING CAPITAL CORPORATION
STATEMENT OF OPERATIONS
For the year ended December 31, 1995

     Investment income and expenses:
       Interest...........................................   $526,085
       Dividends..........................................    415,438
       Other income.......................................     27,110
         Total income.....................................   $968,633

     Expenses (Notes C, D and E):
       Officers' salaries.................................   $257,688
       Pension plan.......................................     98,915
       Office salaries....................................     57,093
       Payroll taxes, fees and employee benefits .........     47,097
       Directors' fees and expenses.......................     31,099
       Equipment rentals..................................     30,548
       Rent and Electric..................................     28,959
       Transfer agent and registrar fees..................     28,052
       Legal, audit and professional fees.................     26,359
       Custodian fees and expenses........................     12,271
       American Stock Exchange listing fee ...............      7,500
       Miscellaneous......................................      6,322
       Federal, state and local taxes.....................      1,833
       Insurance..........................................        283
         Total expenses...................................   $634,019
     Net investment income................................   $334,614

                                (continued)

      The accompanying notes are an integral part of these statements

STERLING CAPITAL CORPORATION
STATEMENT OF OPERATIONS-continued
For the year ended December 31, 1995

     Net investment income (from previous page)..........        $334,614

     Net gain/(loss) on investments (Notes A and B):
       Realized gain/(loss) from securities transactions:
       Long transactions:
         Proceeds from sales.............................     $12,134,337
         Cost of securities sold.........................      10,696,677
         Net realized gain from long transactions........     $ 1,437,660

       Short sale transactions:
         Proceeds from securities sold short ............     $   436,875
         Cost of securities purchased to cover short sales.       454,121
         Net realized loss from short sale transactions..     $   (17,246)

         Net realized gain...............................     $ 1,420,414

       Unrealized appreciation (depreciation) of investments:
       Beginning of period...............................     $   272,639
       End of period.....................................       1,755,049
       Net increase in unrealized appreciation...........     $ 1,482,410

     Net realized and unrealized gain on investments.....     $ 2,902,824

     Net increase in net assets resulting from operations.    $ 3,237,438


      The accompanying notes are an integral part of these statements

STERLING CAPITAL CORPORATION
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1995 and December 31, 1994


                                                           Year ended

                                                     December 31, December 31,
                                                       1995           1994

From investment activities:
Net investment income .........................      $  334,614    $ 241,049
Net realized gain/(loss) from securities transactions 1,420,414       (5,111)
Net change in unrealized appreciation (depreciation)  1,482,410   (1,683,197)

Increase (decrease) in net assets derived from
 investment activities ........................       3,237,438   (1,447,259)

Distributions to shareholders (Note F) ........      (1,695,000)    (200,000)

Net Assets:
Beginning of year .............................      17,187,131   18,834,390

End of year....................................     $18,729,569  $17,187,131

      The accompanying notes are an integral part of these statements

STERLING CAPITAL CORPORATION
NOTES TO FINANCIAL STATEMENTS
As at December 31, 1995

Note A - Significant Accounting Policies

     Sterling Capital Corporation (the "Corporation") (formerly known as The Value Line Development Capital Corporation) is registered under the Investment Company Act of 1940, as amended (the "Act"), and is a diversified, closed-end investment company. The Corporation operates exclusively as an internally managed investment company whereby its own officers and employees, under the general supervision of its Board of Directors, conduct its operations. The following is a summary of significant accounting policies consistently followed, in all material respects, by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(1) Security Valuation

     Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Investments in real estate are valued at fair value as determined by the Board of Directors.

(2) Federal Income Taxes

     The Corporation's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders.

     The Corporation for the fiscal year ending December 31, 1995 was a "personal holding company" under the Code, since five or fewer shareholders own directly or indirectly more than 50% in value of the Corporation's outstanding stock, and more than 60% of the Corporation's adjusted ordinary income was "personal holding company income". As a personal holding company, the Corporation will be subject to penalty taxes unless it distributes to its shareholders an amount at least equal to its otherwise undistributed personal holding company income, net of appropriate deductions applicable thereto. The Corporation did not have any undistributed personal holding company income for the year ended December 31, 1995. Personal holding company income does not include the excess, if any, of net realized long-term capital gains over net realized short-term capital losses, less any Federal income tax attributable to such excess. The Corporation has considered methods of minimizing the possible tax impact of being a personal holding company, and if appropriate, will make sufficient distributions to shareholders so that the Corporation will not be subject to such penalty tax.

(3) Securities Transactions

     Securities transactions are accounted for on the date the securities are purchased or sold (trade date), dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Gains and losses from securities transactions were computed on the identified cost basis.

(4) Distributions to Shareholders

     Dividends to shareholders are recorded on the ex-dividend date.


Note B - Securities Transactions

     The following summarizes all securities transactions by the Corporation for the year ended
December 31, 1995:

Purchases (includes $24,850,000 of short term corporate commercial paper).......  $34,095,121
Sales (includes $23,350,000 of short term corporate commercial paper)
     .............  $37,638,898

     Net gain on investments for the year ended December 31, 1995 was $2,902,824. This amount represents the net increase in value of investments held during the period. The components are as follows:

    Long transactions ...................  $2,925,682
    Futures transactions ................     (22,858)
    Net gain on investments .............  $2,902,824

     Gross unrealized gains and losses in the Corporation's portfolio of investments amounted to $2,028,968 and $273,919, respectively, as at December 31, 1995.

Note C - Rent

     The Corporation sublets a portion of office space at 635 Madison Avenue, New York, NY, from Windy Gates Corporation ("Windy Gates"), a corporation controlled by Walter Scheuer, the Chairman of the Board of Directors and principal shareholder of the Corporation. The term of the Windy Gates lease expires on June 30, 2004. The term of the sublease to the Corporation expires on June 30, 2004. The annual rental obligation of these premises is being allocated between the Corporation and Windy Gates on the basis of each such party's use of this space. The Corporation's current net annual expense for this space is approximately $28,000.
Note D - Other Transactions with Affiliates

     Aggregate remuneration paid or accrued by the Corporation for the year ended December 31, 1995 to certain persons who were "affiliated persons" within the meaning of the Act, was as follows:

       Officers' salaries.............................$257,688
       Amount paid or accrued under Pension Plan......  56,678
       Directors' fees................................  30,000

     Incident to the sublease arrangements for office space at 635 Madison Avenue referred to in Note C above, Mr. Scheuer and the Corporation, have allocated certain of the expenses incurred in connection with each of such party's use of various services located thereat, including office equipment and secretarial, administrative and internal accounting personnel. For the year ended December 31, 1995, Mr. Scheuer and the Corporation paid or accrued approximately $325,000 and $90,000, respectively, in connection with the allocation of expenses incurred with respect to the use of such services. In addition, during the period certain persons who are also officers of the Corporation rendered services to Mr. Scheuer personally for which they received compensation from Mr. Scheuer.

Note E - Pension Plan

     The Corporation has a defined benefit pension plan covering substantially all of its employees', other than Union employees and part-time employees. The benefits are based on years of service and the employee's compensation. The Corporation's funding policy is to contribute annually the maximum amount that can be deducted for Federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

     The following table sets forth the plan's funded status and amounts recognized in the Corporation's statement of assets and liabilities at December 31, 1995:


    Actuarial present value of benefit obligations:
      Accumulated benefit obligations, including
      vested benefits of $245,307..........................    ($245,968)

    Projected benefit obligation for service rendered to date   (409,112)
    Plan assets at fair value............................        211,559
    Projected benefit obligation in excess of plan assets..     (197,553)
    Prior service costs....................................       47,034
    Unrecognized net loss from past experience different from
      that assumed and effect of changes in assumptions .....     87,424
    Unrecognized net transition obligation at January 1, 1995,
      being recognized over 25 years.........................    115,362
    Accrued pension expense..................................     34,409
    Prepaid pension cost included in other assets............     86,676


    Net pension cost for 1995 included the following components:
    Service cost - benefits earned during the period.........    $52,733
    Interest cost on projected benefit obligation............     28,734
    Actual return on plan assets.............................    (23,885)
    Net amortization and deferral.............................    27,512

    Net periodic pension cost.................................   $85,094

     The weighted average discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 6.0% and 3.0% respectively. The expected long-term rate of return on assets was 8.0%.

Note F- Distributions to Shareholders

     On August 23, 1995 the Corporation paid a cash distribution of $.028 per share to shareholders of record at the close of business on July 28, 1995. The entire amount of the distribution represents a distribution of "investment company taxable income" to shareholders realized by the Corporation during 1994 that was not previously distributed to shareholders. The Corporation believes that the entire amount of the distribution should be treated as a distribution of "investment company taxable income" to shareholders and for Federal income tax purposes is taxable to calendar year shareholders in 1995 even though the distribution represented "investment company taxable income" realized by the Corporation during 1994. The Board of Directors determined that the aggregate amount of the distribution ($70,000) be considered a charge on the Corporation's books against net investment income. Detailed information with respect to the distribution has been provided to each shareholder


     On January 18, 1996 the Corporation paid a cash distribution of $.65 per share to shareholders of record at the close of business on December
26, 1995.   The Corporation believes that the entire amount of the
distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes was taxable to calendar year shareholders in 1995 even though the distribution was paid to shareholders in 1996. The Board of Directors determined that of the aggregate amount of the distribution ($1,625,000), $300,000 be considered a charge on the Corporation's books against net investment income and $1,325,000 be considered a charge on the Corporation's books against net realized gains. Detailed information with respect to the distribution has been provided to each shareholder.



STERLING CAPITAL CORPORATION
SUPPLEMENTARY INFORMATION
As at December 31, 1995


Selected data for each share of capital stock outstanding throughout each year:

                                                Year Ended December 31
                                            1995  1994   1993  1992  1991
Investment income .....................     $.39  $.38   $.36  $.35  $.34
Expenses ..............................      .25   .28     24   .31   .36
Net investment income (loss) ..........      .14   .10    .12   .04  (.02)

Distributions of net realized
capital gains .........................     (.53)   -    (.67) (.96)(1.23)

Distributions of net investment income      (.15) (.08)  (.15)   -    -

Net realized gain (loss) and increase
(decrease) in unrealized appreciation..     1.16  (.68)  1.08   .72  1.67

Net increase (decrease) in net asset value   .62  (.66)   .38  (.20)  .42
Net asset value:
   Beginning of period ................     6.87  7.53   7.15  7.35  6.93
   End of period  .....................    $7.49 $6.87  $7.53 $7.15 $7.35

Ratio of expenses to average net assets    3.4%   3.8%   3.1%  4.0%  4.7%

Ratio of net investment income (loss) to
average net assets ....................    1.8%   1.3%   1.6%   .6%  (.3%)

Portfolio turnover (1) ................    51%     77%   95%    99%   110%

Number of shares outstanding at end
of year (in 000's)  ...................   2,500  2,500  2,500  2,500  2,500

<F1>
(1) The portfolio turnover for December 31, 1991 has been restated to give effect, in the calculation, to the exclusion of certain investments expiring in less than one year from the date of purchase.